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                                                                 EXHIBIT 23.2




                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------



The Board of Directors
Microtek Medical, Inc.:


We consent to the use of our report incorporated by reference in the proxy statement/prospectus of Microtek Medical, Inc. and Isolyser Company, Inc. and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.


                                                    /s/ KPMG PEAT MARWICK LLP

Jackson, Mississippi                                KPMG PEAT MARWICK LLP
May 21, 1996